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                            $1,200,000,000
                     TERMINATION, REPLACEMENT AND
                         RESTATEMENT AGREEMENT

                       Dated as of May 14, 1996

                                 among

                     FIRST DEPOSIT NATIONAL BANK,

                       PROVIDIAN NATIONAL BANK,

                     PROVIDIAN CREDIT CORPORATION

                                  and

                   PROVIDIAN CREDIT SERVICES, INC.,
                             as Borrowers,

                       PROVIDIAN BANCORP, INC.,
                             as Guarantor,

                       THE LENDERS NAMED HEREIN,
                              as Lenders

                                  and

                       THE CHASE MANHATTAN BANK
                        (NATIONAL ASSOCIATION),
                        as Administrative Agent

                                  and
   BANK OF AMERICA NATIONAL TRUST
      AND SAVINGS ASSOCIATION                         THE BANK OF NEW YORK

        CITICORP USA, INC.                               COMMERZBANK AG

CREDIT LYONNAIS, SAN FRANCISCO BRANCH                     CREDIT SUISSE
        DEUTSCHE BANK AG                            NATIONSBANK OF TEXAS, N.A.
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                                    Contents

                                                          Page


1.  TERMINATION, REPLACEMENT AND RESTATEMENT                1

2.  REPRESENTATIONS AND WARRANTIES                          6

3.  CONDITIONS TO EFFECTIVENESS                             6

4.  APPLICABLE LAW                                          8

5.  EXISTING CREDIT AGREEMENT                               8

6.  NEW CREDIT AGREEMENT                                    8

7.  TRANSITION PROVISIONS                                   8

8.  COUNTERPARTS                                            9

            TERMINATION, REPLACEMENT AND RESTATEMENT AGREEMENT


TERMINATION, REPLACEMENT AND RESTATEMENT AGREEMENT, dated as of May 14, 1996 (this "TRR Agreement"), among FIRST DEPOSIT NATIONAL BANK, a national banking association incorporated, organized and existing under the laws of the United States of America ("FDNB"), PROVIDIAN NATIONAL BANK, a national banking association incorporated, organized and existing under the laws of the United States of America ("PNB"), PROVIDIAN CREDIT CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("PCC"), and PROVIDIAN CREDIT SERVICES, INC., a corporation organized and existing under the laws of the State of Utah ("PCSI"; together with FDNB, PNB and PCC, the "Borrowers"); PROVIDIAN BANCORP, INC., a corporation organized and existing under the laws of the State of Delaware (the "Guarantor"; together with the Borrowers, the "Obligors"); the banks and financial institutions (individually, a "Lender" and, collectively, the "Lenders") listed on the signature pages hereof under the captions "Continuing Lenders" (the "Continuing Lenders") and "Additional Lenders" (the "Additional Lenders"); and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association, as administrative agent for the Lenders (in such capacity, the "Agent"). Terms used but not defined in this TRR Agreement shall have the respective meanings assigned to them in the New Credit Agreement (as defined below).

                                  RECITALS

A. The Borrowers, the Guarantor, the Continuing Lenders and the Agent are parties to an $800,000,000 Amended and Restated Credit Agreement, dated as of October 10, 1995 (the "Existing Credit Agreement"). B. The Borrowers, the Guarantor, the Continuing Lenders and the Agent are willing, subject to the terms and conditions of this TRR Agreement, to terminate the Existing Credit Agreement. C. The Borrowers, the Guarantor, the Continuing Lenders, the
Additional Lenders and the Agent are willing, subject to the terms and conditions of this TRR Agreement, to replace and restate the Existing Credit Agreement to increase the aggregate Commitments thereunder, to extend the maturity date thereof and to effect certain other changes thereto.

                                  AGREEMENT

The parties hereto agree as follows:

1. Termination, Replacement and Restatement. Subject to the conditions set forth in Section 3 hereof:

         (a) the Existing Credit Agreement, including all schedules and exhibits thereto, is hereby terminated, subject to Section 13.07 thereof as to the survival of certain rights and obligations, and simultaneously replaced by a new credit agreement (the "New Credit Agreement") identical in form and substance to the Existing Credit Agreement except as expressly modified below.

      (b)      The preamble of the New Credit Agreement shall read as follows:

         CREDIT  AGREEMENT,  dated  as of May  14,  1996,  among  FIRST  DEPOSIT
NATIONAL BANK, a national banking association incorporated, organized and existing under the laws of the United States of America ("FDNB"), PROVIDIAN NATIONAL BANK, a national banking association incorporated, organized and existing under the laws of the United States of America ("PNB"), PROVIDIAN CREDIT CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("PCC"), and PROVIDIAN CREDIT SERVICES, INC., a corporation organized and existing under the laws of the State of Utah ("PCSI"; together with FDNB, PNB and PCC, the "Borrowers"); PROVIDIAN BANCORP, INC., a corporation organized and existing under the laws of the State of Delaware (the "Guarantor"; together with the Borrowers, the "Obligors"); the banks and financial institutions listed on the signature pages to the TRR Agreement (as defined herein) as Continuing Lenders and Additional Lenders (each as defined in the TRR Agreement) or which, pursuant to Section 2.12, 2.13 or 13.06(b) hereof, shall become a "Lender" hereunder (individually, a "Lender" and, collectively, the "Lenders"); and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association, as administrative agent for the Lenders (in such capacity, together with any successor appointed pursuant to Section 12.08, the "Agent").

         (c) The New Credit Agreement shall not contain (i) the recitals set forth in the Existing Credit Agreement or (ii) Paragraphs (I), (II) or (III) set forth under the heading "Agreement" and the first sentence under the heading "Agreement" shall read as follows:

         "The parties hereto agree as follows:".

(d)(i) The definition of the term "Agreement" in Section 1.01 of the New Credit Agreement shall read as follows:

                 "Agreement": this Credit Agreement, as amended, supplemented or otherwise modified from time to time.

(ii) The definition of the term "Applicable Lending Office" in Section 1.01 of the New Credit Agreement shall read as follows:

                           "Applicable Lending Office": for each Lender and for each Type of Loan, the "Lending Office" of such Lender (or of an affiliate of such Lender) designated for such Type of Loan on the signature pages of the TRR Agreement or such other office of such Lender (or of an affiliate of such Lender) as such Lender may from time to time specify to the Agent and each Borrower as the office at which its Loans of such Type are to be made and maintained.

(iii) The definition of the term "Co-Agents" in Section 1.01 of the New Credit Agreement shall read as follows:

"Co-Agents": Bank of America National Trust and Savings Association, The Bank of New York, Citicorp USA, Inc., Commerzbank AG, Credit Lyonnais, San Francisco Branch, Credit Suisse, Deutsche Bank AG and NationsBank of Texas, N.A.

(iv) The definition of the term "Commitment" in Section 1.01 of the New Credit Agreement shall read as follows:

         "Commitment":  as to any Lender,  the  obligation  of
         such Lender to make Syndicated Loans in an aggregate amount at any one time outstanding up to but not exceeding the amount set opposite the name of such Lender on the signature pages of the TRR Agreement under the caption "Commitment", or if such Lender has entered into an Increased Commitment Addendum or one or more Assignment and Acceptances, and with respect to each Lender that becomes a Lender pursuant to an Assignment and Acceptance or an Additional Lender Addendum, as set forth in such Increased Commitment Addendum,
         Assignment and Acceptance or Additional Lender Addendum (as the same may be reduced from time to time pursuant to Section 2.05). The original aggregate principal amount of the Commitments is $1,200,000,000.

         (v) The definition of the term "Effective Date" in Section 1.01 of the New Credit Agreement shall read as follows:

          "Effective Date":  the Effective Date as defined in the TRR Agreement.

         (vi) The definitions of the terms "Existing Agreement" and "Existing Lenders" shall be deleted from Section 1.01 of the New Credit Agreement.

         (vii) The definition of the term "Facility Fee Rate" in Section 1.01 of the New Credit Agreement shall read as follows:

                           "Facility Fee Rate": for each Quarterly Period commencing before the later of (i) the first anniversary of the Effective Date and (ii) the second consecutive Quarterly Date on which the Consolidated Tangible Capital of the Guarantor is greater than or equal to $550,000,000, 0.1250%; and for each Quarterly Period thereafter, the percentage set forth below opposite the Consolidated Tangible Capital of the Guarantor as of the Quarterly Date immediately preceding such Quarterly Period:

                  Consolidated Tangible Capital       Facility Fee Rate

                    greater than or equal to
                    $550,000,000                            0.1000%

                    less than $550,000,000                  0.1250%

(viii) The definition of the term "Fee Letter" in Section 1.01 of the New Credit Agreement shall read as follows:

          "Fee Letter": the letter dated April 3, 1996 between the Obligors and the Agent relating to certain agency and other fees in respect of the credit facilities provided hereunder. (ix) The definition of the term "Swing Line Amount" in Section 1.01 of the New Credit Agreement shall read as follows:

                           "Swing Line Amount":  $75,000,000.

     (e) Section 1.01 of the New Credit Agreement shall contain the following additional definition:

               "TRR Agreement": the Termination, Replacement and Restatement Agreement, dated as of May 14, 1996, among the Borrowers, the Guarantor, the banks and other financial institutions listed on the signature pages thereof as Continuing Lenders and Additional Lenders (each as defined therein) and the Agent.

     (f) The amount set forth in Section 2.03(i) of the New Credit Agreement shall be "$1,000" rather than "$750".

     (g) The first sentence of Section 2.13 of the New Credit Agreement shall read as follows:

         During the period from January 1, 1997 to the Termination Date with the consent of the Borrowers and upon notification to the Agent, one or more additional banks or financial institutions may become a party to this Agreement by executing an addendum hereto with the Obligors and the Agent, substantially in the form of Exhibit G, whereupon such bank or financial institution (each, a "New Lender") shall become a Lender for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement, provided that, after giving effect to such addition, (i) the aggregate Commitments shall not exceed $1,600,000,000 and (ii) no Lender shall have a Commitment which equals or exceeds 25% of the aggregate Commitments.

     (h) The first sentence of Section 2.14 of the New Credit Agreement shall read as follows:

         During the period from January 1, 1997 to the Termination Date at the request of the Borrowers and upon notification to the Agent, any Lender may increase the amount of its Commitment by executing an addendum hereto with the Obligors and the Agent, substantially in the form of Exhibit H, whereupon such Lender shall be bound by and entitled to the benefits of this Agreement with respect to the full amount of its Commitment as so increased, provided that, after giving effect to any such increase, (i) the aggregate Commitments shall not exceed $1,600,000,000 and (ii) no Lender shall have a Commitment which equals or exceeds 25% of the aggregate Commitments.

     (i) Section 2.15 of the Existing Credit Agreement shall be deleted from the New Credit Agreement.

     (j) Section 6.01 of the New Credit Agreement shall read as follows: "6.01 Reserved".

         (k) The dates set forth in the first and last sentences of Section 7.01 of the New Credit Agreement shall be "December 31, 1995" rather than "December 31, 1994" and the second sentence of Section 7.01 of the Existing Credit Agreement shall be deleted from the New Credit Agreement.

         (l) The date set forth in Section 7.02 of the New Credit Agreement shall be "December 31, 1995" rather than "December 31, 1994".

     (m) Section 9.01(a) of the New Credit Agreement shall read as follows:

               (a) Maintenance of Consolidated Tangible Capital. Permit Consolidated Tangible Capital at any time during any of the calendar years set forth below to be less than the amount set forth below opposite such year:

                    Year                                  Amount

                    1996                                  $300,000,000
                    1997                                  $350,000,000
                    1998 and thereafter                   $400,000,000

n)      Section 13.02 of the New Credit Agreement shall read as follows:

         13.02 Notices. All notices, requests and other communications provided for herein and under the other Credit Documents (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telex or telecopy), or, with respect to notices given pursuant to Section 2.03 or 2.04, by telephone, confirmed in writing by telecopier by the close of business on the day the notice is given, delivered (or telephoned, as the case may be) to the intended recipient at the "Address for Notices" specified below its name on the signature pages of the TRR Agreement or the applicable Assignment and Acceptance or Additional Lender Addendum; or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

     (o) The first proviso in Section 13.03 of the New Credit Agreement shall read as follows:

         provided that the fees and expenses of the Agent and of counsel to the Agent and the Lenders in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Credit Documents shall be payable by the Borrowers only to the extent set forth in the letter agreement dated April 3, 1996 among the Agent and the Obligors.

     2. Representations and Warranties. Each Obligor represents and warrants to each of the Lenders that:

         (a) This TRR Agreement, and the New Credit Agreement, have been duly authorized, and, in the case of this TRR Agreement, executed and delivered by it and constitute its legal, valid and binding obligations enforceable in accordance with their terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, or by general equity principles, including but not limited to principles governing the availability of the remedies of specific performance and injunctive relief.

         (b) The representations and warranties made by it under Section 7 of the New Credit Agreement, after giving effect to this TRR Agreement, are true and correct in all material respects on the date hereof with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

     (c) Before and after giving effect to this TRR Agreement, no Default or Event of Default has occurred and is continuing.

     3. Condition to Effectiveness. This TRR Agreement shall become effective on the first date (the "Effective Date") on which each of the following conditions precedent is satisfied in full:
         (a) The Agent shall have received counterparts of this TRR Agreement which, when taken together, bear the signatures of all the parties hereto.

         (b) The representations and warranties set forth in Section 7 of the New Credit Agreement, once the Existing Credit Agreement is replaced thereby, shall be true and correct in all material respects on and as of the Effective Date, with the same effect as though made on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

         (c) Each Obligor shall be in compliance with all the terms and provisions set forth in the Existing Credit Agreement and in the New Credit Agreement, once the Existing Credit Agreement is replaced thereby, and in each other document relating thereto on its part to be observed or performed, and no Default or Event of Default shall have occurred and be continuing.

         (d) The Agent shall have received the following documents, each certified as indicated below:

                  (1) a copy of the charter, as amended and in effect, of each Obligor certified as of a recent date by the secretary or assistant secretary of such Obligor, and a certificate from the Comptroller of the Currency or the Secretary of State of its jurisdiction of incorporation, as the case may be, dated as of a recent date, as to the good standing of such Obligor; and

                  (2) a certificate of the secretary or an assistant secretary of each Obligor, dated the Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of such Obligor as amended and in effect at all times from the date on which the resolutions referred to in clause (B) were adopted to and including the date of such certificate, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of such Obligor authorizing the execution, delivery and performance of this TRR Agreement and such of the Credit Documents to which such Obligor is or is intended to be a party and the extensions of credit hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the charter of such Obligor has not been amended since the date of the certification thereto furnished pursuant to clause (1) above, and (D) as to the incumbency and specimen signature of each officer of such Obligor executing this TRR Agreement and the Credit Documents and each other document to be delivered by such Obligor in connection therewith (and the Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from such Obligor).

         (e) The Agent shall have received (i) a favorable opinion, dated the Effective Date, of in-house counsel to the Obligors, substantially in the form of Exhibit A hereto and covering such other matters as the Agent may reasonably request and (ii) a favorable opinion, dated the Effective Date, of Gibson, Dunn & Crutcher, counsel to the Agent, substantially in the form of Exhibit B hereto and covering such other matters as the Agent may reasonably request.

         (f) All legal matters in connection with this TRR Agreement shall be satisfactory to the Agent, in its reasonable discretion. The Agent shall promptly give the Obligors and each Lender notice of the Effective Date.

     4. Applicable Law. THIS TRR AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         5. Existing Credit Agreement. Until the occurrence of the Effective Date as provided in Section 3 hereof, the Existing Credit Agreement shall continue in full force and effect in accordance with the provisions thereof and the rights and obligations of the parties thereto shall not be affected hereby.

         6. New Credit Agreement. Any reference in the New Credit Agreement, or in any documents or instruments required thereunder or annexes, exhibits or schedules thereto, referring to the Existing Credit Agreement, shall be deemed to refer to the New Credit Agreement which shall be deemed dated as of the date hereof. As used in the New Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, mean the New Credit Agreement. Except as expressly modified by this TRR Agreement, the terms and provisions of the Existing Credit Agreement are hereby confirmed and ratified in all respects and shall be in full force and effect as the terms and provisions of the New Credit Agreement.
         7. Transition Provisions. (a) On the Effective Date all Loans outstanding under the Existing Credit Agreement shall automatically be deemed to be Loans outstanding under the New Credit Agreement and all amounts and rights accrued under the Existing Credit Agreement shall be deemed accrued under the New Credit Agreement.
         (b) If on the Effective Date there is an unpaid principal amount of Syndicated Loans under the Existing Credit Agreement which are Base Rate Loans, each Additional Lender and each Lender whose Commitment has increased under the New Credit Agreement shall make Loans thereunder to the Borrowers in such amounts as shall be necessary to cause the outstanding amount of each such Lender's share of the Base Rate Loans of all Lenders (after giving effect to the application of proceeds described in the last sentence of this paragraph), expressed as a percentage, to be equal to such Lender's Commitment Percentage. The Agent will notify each such Lender in writing of the amount of any such Loan it shall be required to make, and on the Effective Date each such Lender will transfer to the Agent, in immediately available funds, the amount of its Loan. The proceeds of such Loans shall be applied by the Agent on behalf of the Borrowers to the partial repayment of the other Lenders' Base Rate Loans to the extent necessary to cause the outstanding amount of each such other Lender's share of the Base Rate Loans of all Lenders under the New Credit Agreement, expressed as a percentage, to be equal to such other Lender's Commitment Percentage (and the pro-rata and sharing provisions of Section 4.02 shall not be applicable to such payment).

         (b) If on the Effective Date there is an unpaid principal amount of Syndicated Loans which are Eurodollar Loans or Competitive Bid Option Loans under the Existing Credit Agreement, the Additional Lenders and the Lenders whose Commitments have increased under the New Credit Agreement shall not be required to make any advances on the Effective Date in respect thereof and Lenders whose Commitments have decreased under the New Credit Agreement shall not receive any repayment on the Effective Date in respect thereof, provided that, in the case of Syndicated Loans which are Eurodollar Loans, if such Eurodollar Loans are converted or continued on the last day of the Interest Period therefor, such conversion or continuation shall be pro rata according to the Commitments of the Lenders after giving effect to the New Credit Agreement, and provided, further, that if, for any reason, any such Eurodollar Loans are not repaid, converted or continued on the last day of the Interest Period therefor, effective on such last day, each Additional Lender and each Lender whose Commitment has increased pursuant to the New Credit Agreement severally agrees that it shall unconditionally and irrevocably, without regard to the occurrence of any Default or Event of Default, purchase a participating interest in such Eurodollar Loans ("Unrefunded Eurodollar Loans") in an amount equal to, in the case of an Additional Lender, such Lender's Commitment Percentage of such Eurodollar Loans, and, in the case of a Lender whose Commitment shall have increased, the product of the principal amount of such Eurodollar Loans and a fraction the numerator of which is the amount of the increase in such Lender's Commitment and the denominator of which is the aggregate amount of the Commitments. Each such Lender will immediately transfer to the Agent, in immediately available funds, the amount of its participation, and the proceeds of such participations shall be distributed by the Agent to the other Lenders in such amounts as will reduce the amount of the participating interest retained by each such other Lender in such Eurodollar Loans to their respective Commitment Percentages of such Eurodollar Loans. Each Lender shall share on a pro rata basis (calculated by reference to its participating interest in such Eurodollar Loans) in any interest which accrues thereon and in all repayments thereof. All payments in respect of Unrefunded Eurodollar Loans and participations therein shall be made in accordance with Section 4.02.

         8. Counterparts. This TRR Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                 FIRST DEPOSIT NATIONAL BANK



                                 By
                                      Name:    David J. Petrini
                                      Title:   Senior Vice President and Senior
                                      Financial Officer

                                 Address for Notices:

                                 1)  Before June 10, 1996:

                                 c/o Providian Bancorp, Inc.
                                 88 Kearny Street, Suite 1900
                                 San Francisco, CA  94108

                                 Attention:    Senior Vice President and Senior
                                 Financial Officer

                                 Telecopier No.:       (415) 398-0731

                                 Telephone No.:        (415) 398-2893

                                 2)  From and after June 10, 1996:

                                 c/o Providian Bancorp, Inc.
                                 201 Mission Street
                                 San Francisco, CA  94105

                                 Attention:    Senior Vice President and Senior
                                 Financial Officer

                                 Telecopier No.:       (415) 278-6028

                                 Telephone No.:        (415) 543-0404

                                 PROVIDIAN NATIONAL BANK



                                 By
                                      Name:    David J. Petrini
                                      Title:   Senior Vice President and Senior
                                      Financial Officer
                                 Address for Notices:

                                 1)  Before June 10, 1996:

                                 c/o Providian Bancorp, Inc.
                                 88 Kearny Street, Suite 1900
                                 San Francisco, CA  94108

                                 Attention:    Senior Vice President and Senior
                                 Financial Officer

                                 Telecopier No.:       (415) 398-0731

                                 Telephone No.:        (415) 398-2893

                                 2)  From and after June 10, 1996:

                                 c/o Providian Bancorp, Inc.
                                 201 Mission Street
                                 San Francisco, CA  94105

                                 Attention:    Senior Vice President and Senior
                                 Financial Officer

                                 Telecopier No.:       (415) 278-6028

                                 Telephone No.:        (415) 543-0404

                                 PROVIDIAN CREDIT CORPORATION



                                 By
                                      Name:    David J. Petrini
                                      Title:   Senior Vice President and Senior
                                      Financial Officer

                                 Address for Notices:

                                 1)  Before June 10, 1996:

                                 c/o Providian Bancorp, Inc.
                                 88 Kearny Street, Suite 1900
                                 San Francisco, CA  94108

                                 Attention:    Senior Vice President and Senior
                                 Financial Officer

                                 Telecopier No.:       (415) 398-0731

                                 Telephone No.:        (415) 398-2893

                                 2)  From and after June 10, 1996:

                                 c/o Providian Bancorp, Inc.
                                 201 Mission Street
                                 San Francisco, CA  94105

                                 Attention:    Senior Vice President and Senior
                                 Financial Officer

                                 Telecopier No.:       (415) 278-6028

                                 Telephone No.:        (415) 543-0404

                                 PROVIDIAN CREDIT SERVICES, INC.



                                 By
                                      Name:    David J. Petrini
                                      Title:   Senior Vice President and Senior
                                      Financial Officer

                                 1)  Before June 10, 1996:

                                 Address for Notices:

                                 c/o Providian Bancorp, Inc.
                                 88 Kearny Street, Suite 1900
                                 San Francisco, CA  94108

                                 Attention:    Senior Vice President and Senior
                                 Financial Officer

                                 Telecopier No.:       (415) 398-0731

                                 Telephone No.:        (415) 398-2893

                                 2)  From and after June 10, 1996:

                                 c/o Providian Bancorp, Inc.
                                 201 Mission Street
                                 San Francisco, CA  94105

                                 Attention:    Senior Vice President and Senior
                                 Financial Officer

                                 Telecopier No.:       (415) 278-6028

                                 Telephone No.:        (415) 543-0404

                                 PROVIDIAN BANCORP, INC., as Guarantor



                                 By
                                      Name:    David J. Petrini
                                      Title:   Senior Vice President and Senior
                                      Financial Officer

                                 Address for Notices:

                                 1)  Before June 10, 1996:

                                 Providian Bancorp, Inc.
                                 88 Kearny Street, Suite 1900
                                 San Francisco, CA  94108

                                 Attention:    Senior Vice President and Senior
                                 Financial Officer

                                 Telecopier No.:       (415) 398-0731

                                 Telephone No.:        (415) 398-2893

                                 2)  From and after June 10, 1996:

                                 Providian Bancorp, Inc.
                                 201 Mission Street
                                 San Francisco, CA  94105

                                 Attention:    Senior Vice President and Senior
                                 Financial Officer

                                 Telecopier No.:       (415) 278-6028

                                 Telephone No.:        (415) 543-0404

CONTINUING LENDERS

Commitment                       [NAME OF LENDER]



                                 By
                                    Name:  [Printed]
                                    Title:

                                 Lending Office for Base Rate Loans:




                                 Lending Office for Loans other than Base
                                   Rate Loans:




                                 Address for Notices:

                                 =================================

                                 Attention:  ___________________________


                                 Telex No.:  __________________________

                                 Telecopier No.:  ______________________

                                 Telephone No.:  _______________________

ADDITIONAL LENDERS

Commitment                           [NAME OF LENDER]



                                     By
                                        Name:  [Printed]
                                        Title:

                                     Lending Office for Base Rate Loans:




                                     Lending Office for Loans other than Base
                                       Rate Loans:




                                     Address for Notices:

                                     =================================

                                     Attention:  ___________________________


                                     Telex No.:  __________________________

                                     Telecopier No.:  ______________________

                                     Telephone No.:  _______________________

                                     THE CHASE MANHATTAN BANK (NATIONAL
                                        ASSOCIATION), as Agent



                                     By_________________________________
                                        Name:  Dennis L. Cogan
                                        Title:      Vice President

                                     Address for Notices to Chase as Agent:

                                          The Chase Manhattan Bank
                                            (National Association)
                                          4 Chase Metro Tech Center
                                          13th Floor
                                          Brooklyn, New York  11245

                                     Attention:  New York Agency

                                     Telex No.:  6720516 (Answerback:  CMBNYAUW)

                                     Telecopier No.:  (718) 242-6909/6910

                                     Telephone No.:  (718) 242-7945

May    , 1996



The Chase Manhattan Bank (National Association), as Administrative Agent, and the Lenders party to the TRR Agreement (as hereinafter defined)

                Re:      Termination, Replacement and Restatement Agreement

Ladies and Gentlemen:

         I have acted as in-house counsel for Providian Bancorp, Inc., a Delaware corporation ("PBI"), First Deposit National Bank, a national banking association ("FDNB"), Providian National Bank, a national banking association ("PNB"), Providian Credit Corporation, a Delaware corporation ("PCC"), and Providian Credit Services, Inc., a Utah corporation ("PCSI"), in connection with the Termination, Replacement and Restatement Agreement dated as of May , 1996 (the "TRR Agreement") among FDNB, PNB, PCC and PCSI, as borrowers (collectively, the "Borrowers"), PBI, as guarantor (the "Guarantor" and, together with the Borrowers, the "Obligors"), the lenders party thereto (the "Lenders") and The Chase Manhattan Bank (National Association), as administrative agent for the Lenders (in such capacity, the "Agent"). All capitalized terms used but not defined herein have the respective meanings given to such terms in the TRR Agreement.

         This opinion is being furnished to you pursuant to Section 3(e) of the TRR Agreement.

         For purposes of rendering this opinion, I have examined originals or copies identified to my satisfaction of the following documents:

                  (a) the TRR Agreement, including the Exhibits and Schedules thereto and the terms thereof incorporated by reference to the Amended and Restated Credit Agreement dated as of October 10, 1995;

                  (b)      the Fee Letter dated April 3, 1996; and

                  (c) the articles of association, articles of incorporation or certificate of incorporation, as the case may be, and by-laws, each as amended to the date hereof, of each of the Obligors.

     The documents referred to in items (a) and (b) above are sometimes referred to herein as the "Restated Credit Documents."

         In addition, I have made such inquiries and investigations and examined such corporate records of the Obligors as I have deemed necessary to render the opinions set forth herein.

         As used herein, the phrase "to my knowledge" refers to my actual knowledge based on my review of the documents listed above and the information, inquiries and investigations described herein and no others.

         For purposes of this opinion, I have assumed (i) the due authorization, execution and delivery of the Restated Credit Documents by each of the Lenders and the Agent, as applicable; (ii) that each Lender and the Agent have the legal power to act in the capacities in which they are to act under the Restated Credit Documents; (iii) the conformity to the original documents of any documents submitted to me as certified or photostatic copies, the authenticity of such documents and the genuineness of all signatures on such documents; (iv) that each of the Restated Credit Documents is the legal, valid and binding obligation of each of the Lenders and the Agent, as applicable, enforceable against each such party in accordance with its terms; and (v) that each of the Lenders and the Agent has performed and will perform its obligations thereunder.

         Based  upon  the   foregoing,   and  subject  to  the   qualifications,
limitations and assumptions hereinafter set forth, I am of the opinion that:

         1. Each of the Guarantor and PCC is a corporation validly existing and in good standing under the laws of the State of Delaware. PCSI is a corporation validly existing and in good standing under the laws of the State of Utah. Each of FDNB and PNB is a national banking association validly existing and in good standing under the laws of the United States of America.

         2. Each of the Obligors has all requisite corporate power and authority to own and operate its properties, to conduct its business in the manner in which it presently is conducted and to execute, deliver and perform its obligations under each of the Restated Credit Documents to which it is a party.

         3. Each of the Restated Credit Documents to which an Obligor is a party has been duly authorized by all necessary corporate action on the part of such Obligor.

         4. Neither the execution and delivery by any Obligor of the Restated Credit Documents to which it is a party nor the performance by such Obligor of its obligations thereunder constitutes or will result in a breach of such Obligor's charter or by-laws or, to my knowledge, any order of any court or governmental authority having jurisdiction over such Obligor or constitutes a violation of applicable law. Neither the execution and delivery by any Obligor of the Restated Credit Documents to which it is a party nor the performance by such Obligor of its obligations thereunder will conflict with, or result in any material breach of, or constitute a default under, or result in the creation or imposition of any lien upon any property or assets of such Obligor pursuant to, or require any consent not obtained under, any indenture, mortgage, deed of trust, agreement or other instrument to which such Obligor is a party or by which it or any of its property or assets are bound or to which it is subject, which conflict, breach or default, or lien created or imposed, or the failure to obtain such consent, would have a material adverse effect on the financial condition of such Obligor and its Subsidiaries taken as a whole or the ability of such Obligor to perform its obligations under the Restated Credit Documents to which it is a party.

         5. Except as disclosed in the TRR Agreement or in any Schedule or Exhibit thereto or any terms incorporated therein by reference, to my knowledge there is pending or threatened no action, suit or proceeding or governmental investigation, or any order, writ, injunction or decree, against any Obligor before or by any court, arbitrator or governmental or administrative body that challenges the validity or enforceability of any of the Restated Credit Documents or the transactions contemplated thereby or that restrains, prevents or imposes material adverse conditions upon, or seeks to restrain, prevent or impose material adverse conditions upon, any such transaction or in which there is a reasonable probability of an adverse decision against such Obligor and which, if adversely determined, would reasonably be expected to have a material adverse effect on the financial condition of such Obligor and its Subsidiaries taken as a whole or the ability of such Obligor to perform its obligations under the Credit Documents to which it is a party.

         6. None of the Obligors is an "investment company" or a person directly or indirectly controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended. None of the Obligors is a "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         7. Neither the making of any Loans pursuant to, nor application of the proceeds thereof in accordance with, the Restated Credit Documents will violate Regulation U or X promulgated by the Board of Governors of the Federal Reserve System.

         The foregoing opinions are subject to the following qualifications, limitations and assumptions:

         A. I render no opinion herein as to matters involving the laws of any jurisdiction other than the laws of the State of California, the General Corporation Law of the State of Delaware, the Revised Business Corporation Act of the State of Utah and the federal law of the United States of America. This opinion is limited to the effect of the present state of such laws, as applied to the facts on which I have relied (as set forth above), in existence on the date hereof. I express no opinion as to the laws of any other time or jurisdiction or the applicability of the laws of any particular jurisdiction. I assume no obligation to revise or supplement this opinion in the event of future changes in such laws or the interpretations thereof or such facts, and I assume no responsibility to advise you of any such changes.

         B. This opinion is delivered solely for your benefit in connection with the TRR Agreement and may not be relied upon by any person other than the Agent and the Lenders (including any Lender becoming a party to the New Credit
Agreement after the date hereof pursuant to the terms of the New Credit Agreement) or by the Agent or the Lenders in any other context, nor may this opinion be used, circulated, published, communicated or otherwise referred to or made available to any other Person except that the Agent and the Lenders may provide this opinion (i) to bank examiners and other regulatory authorities should they so request or in connection with their normal examinations, (ii) to the independent auditors and attorneys of the Agent and the Lenders, (iii) pursuant to order or legal process of any court or governmental agency, (iv) in connection with any legal action to which the Agent or any Lender is a party arising out of the transactions contemplated by the TRR Agreement or (v) to any permitted prospective transferee (including any prospective Participant) of the Loans or Commitments. This opinion may not be quoted without my prior written consent.



Very truly yours,



Mary Ellen Richey
General Counsel

A960990.112_/_info subject_1_

                                                 May 14, 1996


















   (212) 351-4000                          C 14073-00164













To:      The Chase Manhattan Bank (National Association),






         as Administrative Agent, and the Lenders party to the






         TRR Agreement (as hereinafter defined)

Ladies and Gentlemen: We have acted as special counsel to The Chase Manhattan Bank (National Association) as Agent and the Lenders (as hereinafter defined) in connection with the Termination, Replacement and Restatement Agreement dated as of May 14, 1996 (the "TRR Agreement") among (i) First Deposit National Bank, a national banking association incorporated, organized and existing under the laws of the United States of America ("FDNB"), Providian National Bank, a national banking association incorporated, organized and existing under the laws of the United States of America ("PNB"), Providian Credit Corporation, a corporation organized and existing under the laws of the State of Delaware ("PCC"), and Providian Credit Services, Inc., a corporation organized and existing under the laws of the State of Utah ("PCSI"; together with FDNB, PNB and PCC, the "Borrowers"), (ii) Providian Bancorp, a corporation organized existing under the laws of the State of Delaware (the "Guarantor"; together with the Borrowers, the "Obligors"), (iii) the lenders party thereto from time to time (the "Lenders") and (iv) The Chase Manhattan Bank (National Association) as administrative agent for Lenders (in such capacity, the "Agent"). This opinion is being rendered to you pursuant to Section 3(e) of the TRR Agreement. All capitalized terms used but not defined herein have the respective meanings given to such terms in the New Credit Agreement (as defined in the TRR Agreement). In rendering this opinion, we have examined an executed copy of each of the TRR Agreement and the Existing Credit Agreement (as defined in the TRR Agreement). We have, with your permission, assumed, without independent investigation or inquiry with respect to any such matter, that: (a) each of the Obligors is a corporation, partnership or other entity validly existing and in good standing under the laws of the jurisdiction of its organization, with all requisite corporate or other power and authority to execute, deliver and perform its obligations under the TRR Agreement and to perform its obligations under the New Credit Agreement; the execution and delivery of the TRR Agreement by each Obligor, and the performance of the obligations of each Obligor thereunder and under the New Credit Agreement, have been duly authorized by all necessary corporate action on the part of each Obligor; and the TRR Agreement has been duly executed and delivered by or on behalf of each Obligor or by a person or persons thereunto duly authorized; (b) to the extent that the obligations of the Obligors may be dependent upon such matters, each of the Agent and the Lenders has all requisite corporate power and authority to execute, deliver and perform its respective obligations under the TRR Agreement and to perform its obligations under the New Credit Agreement; the execution and delivery of the TRR Agreement and performance of the obligations thereunder and under the New Credit Agreement have been duly authorized by all necessary corporate action on the part of the Agent and the Lenders; the TRR Agreement has been duly executed and delivered by or on behalf of each of the Agent and the Lenders; and each of the TRR Agreement and the New Credit Agreement is a legal, valid and binding obligation of each of the Agent and the Lenders, enforceable against each of them its accordance with its terms; (c) the documents submitted to us as originals are authentic and the documents submitted to us as certified or reproduction copies conform to the originals; and (d) there are no agreements or understandings between or among the Agent, the Lenders, the Obligors or third parties that would expand, modify or otherwise affect the terms of the TRR Agreement or the New Credit Agreement or the respective rights or obligations of the parties thereunder, and the TRR Agreement and the New Credit Agreement correctly and completely set forth the intent of all parties thereto. Based upon the foregoing and subject to the qualifications, limitations and assumptions set forth below, we are of the opinion that each of the TRR Agreement and the New Credit Agreement constitutes the legal, valid and binding obligation of each Obligor, enforceable against such Obligor in accordance with its terms. The foregoing opinion is subject to the following qualifications, limitations and assumptions: A. We render no opinion herein as to matters involving the laws of any jurisdiction other than the State of New York and the United States of America. This opinion is limited to the effect of the present state of the laws of the State of New York and of the United States of America and the facts as they presently exist. We assume no obligation to revise or supplement this opinion in the event of future changes in such laws or the interpretations thereof or such facts. B. Our opinions are subject to (i) the effect of bankruptcy, insolvency reorganization, moratorium, arrangement or other similar laws affecting enforcement of creditors' rights generally (including, without limitation, the effect of statutory or other laws regarding fraudulent transfers or conveyances or preferential transfers); (ii) the application of general principles of equity, whether considered in a case or proceeding at law or in equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or other equitable relief (whether sought in a proceeding at law or in equity); and (iii) the qualification that indemnification provisions in the New Credit Agreement may be unenforceable to the extent that such indemnification relates to claims made under any federal or state securities laws or is otherwise limited by public policy. C. We express no opinion as to the legality, validity, binding effect or enforceability (whether according to its terms or otherwise) of: (i) any provision of the New Credit Agreement to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to any other right or remedy, that the election of some particular remedy does not preclude recourse to one or more other remedies or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy; (ii) any waiver or any consent relating to the rights of the Obligors under the New Credit Agreement or applicable law or duties owing to the Obligors existing as a matter of law to the extent such waivers or consents are found by a court to be against public policy or are ineffective pursuant to applicable law; (iii) any waiver or consent contained in the New Credit Agreement relating to such rights or duties that is broadly or vaguely stated or unknown future rights; (iv) any provision of the New Credit Agreement requiring written amendments or waivers of such documents insofar as it suggests that oral or other modifications, amendments or waivers could not effectively be agreed upon by the parties or that the doctrine of promissory estoppel might not apply; (v)
Section 10.02 of the New Credit Agreement (except for rights of setoff provided by Section 151 of the Debtor and Creditor Law of the State of New York, as interpreted by applicable judicial decisions); (vi) any provision in the New Credit Agreement waiving the right to object to venue or with respect to the jurisdiction of the United States District Court for the Southern District of New York; and (vii) the effect of the laws of any jurisdiction in which any Lender is located (other than New York) that limit the interest, fees or other charges such Lender may impose. This opinion is rendered to the Agent and the Lenders in connection with the TRR Agreement and the New Credit Agreement and may not be relied upon by any person other than the Agent and the Lenders (including any Lender becoming a party to the New Credit Agreement after the date hereof pursuant to the terms of the New Credit Agreement) or by the Agent or the Lenders in any other context, nor may any copies of this opinion be provided to any other Person except that the Agent and the Lenders may provide this opinion (i) to bank examiners and other regulatory authorities should they so request or in connection with their normal examinations, (ii) to the independent auditors and attorneys of the Agent and the Lenders, (iii) pursuant to order or legal process of any court or governmental agency, (iv) in connection with any legal action to which the Agent or any Lender is a party arising out of the transactions contemplated by the New Credit Agreement or (v) to any permitted prospective transferee of the Loans or Commitments. This opinion may not be quoted without the prior written consent of this Firm.

                                                     Very truly yours,



                                                     GIBSON, DUNN & CRUTCHER LLP



NA961270.115/6+

May 14, 1996



The Chase Manhattan Bank (National Association), as Administrative Agent, and the Lenders party to the TRR Agreement (as hereinafter defined)

                  Re:      Termination, Replacement and Restatement Agreement

Ladies and Gentlemen:

         I have acted as in-house counsel for Providian Bancorp, Inc., a Delaware corporation ("PBI"), First Deposit National Bank, a national banking association ("FDNB"), Providian National Bank, a national banking association ("PNB"), Providian Credit Corporation, a Delaware corporation ("PCC"), and Providian Credit Services, Inc., a Utah corporation ("PCSI"), in connection with the Termination, Replacement and Restatement Agreement dated as of May 14, 1996 (the "TRR Agreement") among FDNB, PNB, PCC and PCSI, as borrowers (collectively, the "Borrowers"), PBI, as guarantor (the "Guarantor" and, together with the Borrowers, the "Obligors"), the lenders party thereto (the "Lenders") and The Chase Manhattan Bank (National Association), as administrative agent for the Lenders (in such capacity, the "Agent"). All capitalized terms used but not defined herein have the respective meanings given to such terms in the New Credit Agreement (as defined in the TRR Agreement).

         This opinion is being furnished to you pursuant to Section 3(e) of the TRR Agreement.

         For purposes of rendering this opinion, I have examined originals or copies identified to my satisfaction of the following documents:

               (a) the TRR Agreement and the terms of the New Credit Agreement incorporated by reference to the Amended and Restated Credit Agreement dated as of October 10, 1995;

                  (b)      the Fee Letter dated April 3, 1996; and

                  (c) the articles of association, articles of incorporation or certificate of incorporation, as the case may be, and by-laws, each as amended to the date hereof, of each of the Obligors.

     The documents referred to in items (a) and (b) above are sometimes referred to herein as the "Restated Credit Documents."

         In addition, I have made such inquiries and investigations and examined such corporate records of the Obligors as I have deemed necessary to render the opinions set forth herein.

         As used herein, the phrase "to my knowledge" refers to my actual knowledge based on my review of the documents listed above and the information, inquiries and investigations described herein and no others.

         For purposes of this opinion, I have assumed (i) the due authorization, execution and delivery of the Restated Credit Documents by each of the Lenders and the Agent, as applicable; (ii) that each Lender and the Agent have the legal power to act in the capacities in which they are to act under the Restated Credit Documents and the New Credit Agreement; (iii) the conformity to the original documents of any documents submitted to me as certified or photostatic copies, the authenticity of such documents and the genuineness of all signatures on such documents; (iv) that each of the Restated Credit Documents and the New Credit Agreement is the legal, valid and binding obligation of each of the Lenders and the Agent, as applicable, enforceable against each such party in accordance with its terms; and (v) that each of the Lenders and the Agent has performed and will perform its obligations thereunder.

         Based  upon  the   foregoing,   and  subject  to  the   qualifications,
limitations and assumptions hereinafter set forth, I am of the opinion that:

         1. Each of the Guarantor and PCC is a corporation validly existing and in good standing under the laws of the State of Delaware. PCSI is a corporation validly existing and in good standing under the laws of the State of Utah. Each of FDNB and PNB is a national banking association validly existing and in good standing under the laws of the United States of America.

         2. Each of the Obligors has all requisite corporate power and authority to own and operate its properties, to conduct its business in the manner in which it presently is conducted and to execute and deliver the Restated Credit Documents and perform its obligations under each of the Restated Credit Documents to which it is a party and the New Credit Agreement.

         3. Each of the Restated Credit Documents to which an Obligor is a party and the New Credit Agreement has been duly authorized by all necessary corporate action on the part of such Obligor.

         4. Neither the execution and delivery by any Obligor of the Restated Credit Documents to which it is a party nor the performance by such Obligor of its obligations thereunder or under the New Credit Agreement constitutes or will result in a breach of such Obligor's charter or by-laws or, to my knowledge, any order of any court or governmental authority having jurisdiction over such Obligor or constitutes a violation of applicable law. Neither the execution and delivery by any Obligor of the Restated Credit Documents to which it is a party nor the performance by such Obligor of its obligations thereunder or under the New Credit Agreement will conflict with, or result in any material breach of, or constitute a default under, or result in the creation or imposition of any lien upon any property or assets of such Obligor pursuant to, or require any consent not obtained under, any indenture, mortgage, deed of trust, agreement or other instrument to which such Obligor is a party or by which it or any of its property or assets is bound or to which it is subject, which conflict, breach or default, or lien created or imposed, or the failure to obtain such consent, would have a material adverse effect on the financial condition of such Obligor and its Subsidiaries taken as a whole or the ability of such Obligor to perform its obligations under the Restated Credit Documents to which it is a party and the New Credit Agreement.

         5. Except as disclosed in the TRR Agreement or the New Credit Agreement or in any Schedule or Exhibit thereto, to my knowledge there is pending or threatened no action, suit or proceeding or governmental investigation, or any order, writ, injunction or decree, against any Obligor before or by any court, arbitrator or governmental or administrative body that challenges the validity or enforceability of any of the Restated Credit Documents or the New Credit Agreement or the transactions contemplated thereby or that restrains, prevents or imposes material adverse conditions upon, or seeks to restrain, prevent or impose material adverse conditions upon, any such transaction or in which there is a reasonable probability of an adverse decision against such Obligor and which, if adversely determined, would reasonably be expected to have a material adverse effect on the financial condition of such Obligor and its Subsidiaries taken as a whole or the ability of such Obligor to perform its obligations under the Credit Documents to which it is a party and the New Credit Agreement.

         6. None of the Obligors is an "investment company" or a Person directly or indirectly controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended. None of the Obligors is a "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         7. Neither the making of any Loans pursuant to, nor application of the proceeds thereof in accordance with, the New Credit Agreement will violate Regulation U or X promulgated by the Board of Governors of the Federal Reserve System.

         The foregoing opinions are subject to the following qualifications, limitations and assumptions:

         A. I render no opinion herein as to matters involving the laws of any jurisdiction other than the laws of the State of California, the General Corporation Law of the State of Delaware, the Revised Business Corporation Act of the State of Utah and the federal law of the United States of America. This opinion is limited to the effect of the present state of such laws, as applied to the facts on which I have relied (as set forth above), in existence on the date hereof. I express no opinion as to the laws of any other time or jurisdiction or the applicability of the laws of any particular jurisdiction. I assume no obligation to revise or supplement this opinion in the event of future changes in such laws or the interpretations thereof or such facts, and I assume no responsibility to advise you of any such changes.

B. This opinion is delivered solely for your benefit in connection with the TRR Agreement and the New Credit Agreement and may not be relied upon by any Person other than the Agent and the Lenders (including any Lender becoming a party to the New Credit Agreement after the date hereof pursuant to the terms of the New Credit Agreement) or by the Agent or the Lenders in any other context, nor may this opinion be used, circulated, published, communicated or otherwise referred to or made available to any other Person except that the Agent and the Lenders may provide this opinion (i) to bank examiners and other regulatory authorities should they so request or in connection with their normal examinations, (ii) to the independent auditors and attorneys of the Agent and the Lenders, (iii) pursuant to order or legal process of any court or governmental agency, (iv) in connection with any legal action to which the Agent or any Lender is a party arising out of the transactions contemplated by the TRR Agreement or the New Credit Agreement or (v) to any permitted prospective transferee (including any prospective Participant) of the Loans or Commitments. This opinion may not be quoted without my prior written consent.



Very truly yours,



Mary Ellen Richey
General Counsel

LENDERS

CONTINUING LENDERS:

Commitment                            ABN AMRO BANK N.V.
$30,000,000



                                      By
                                         Name:
                                         Title:



                                      By
                                         Name:
                                         Title:

                                      Lending Office for Base Rate Loans:

                                           ABN AMRO Bank N.V.
                                           One PPG Place, Suite 2950
                                           Pittsburgh, PA 15222-5400

                                      Lending Office for Loans other than Base
                                         Rate Loans:

                                           ABN AMRO Bank N.V.
                                           One PPG Place, Suite 2950
                                           Pittsburgh, PA 15222-5400

                                      Address for Notices:

                                           ABN AMRO Bank N.V.
                                           One PPG Place, Suite 2950
                                           Pittsburgh, PA 15222-5400

                                      Attention:  James M. Janovsky


                                      Telex No.:  6734601 ABNAMRO UT

                                      Telecopier No.:  412-566-2266

                                      Telephone No.:  412-566-2269

Commitment                                           BANK OF AMERICA ILLINOIS
$70,000,000



                                       By
                                          Name:
                                          Title:

                                       Lending Office for Base Rate Loans:

                                            Bank of America Illinois
                                            1850 Gaterway Blvd., 4th floor
                                            Concord, CA 94520

                                       Lending Office for Loans other than Base
                                          Rate Loans:

                                            Bank of America Illinois
                                            1850 Gaterway Blvd., 4th floor
                                            Concord, CA 94520

                                       Address for Notices:

                                            Bank of America Illinois
                                            1850 Gaterway Blvd., 4th floor
                                            Concord, CA 94520

                                       Attention:  Marianne Runyen

                                       Telecopier No.:  510-675-8218

                                       Telephone No.:  510-675-7719

Commitment                              THE FIRST NATIONAL BANK OF BOSTON
$25,000,000



                                     By
                                        Name:
                                        Title:

                                     Lending Office for Base Rate Loans:

                                          The First National Bank of Boston
                                          100 Rustcraft Rd. Mail Stop 74-02-05
                                          Dedham, Massachusetts 02026
                                          Attention:  Mary Kucharski

                                     Lending Office for Loans other than Base
                                       Rate Loans:

                                          The First National Bank of Boston
                                          100 Rustcraft Rd. Mail Stop 74-02-05
                                          Dedham, Massachusetts 02026

                                     Address for Competitive Bid Notices:

                                          The First National Bank of Boston
                                          100 Federal Street Mail Stop 01-10-08
                                          Boston, Massachusetts 02110


                                     Attention:  John B. Sinclair

                                     Telecopier No.:  617-434-1096

                                     Telephone No.:  617-434-5045

Commitment                           THE BANK OF NEW YORK
$70,000,000




                                    By
                                       Name:
                                       Title:

                                    Lending Office for Base Rate Loans:

                                         The Bank of New York
                                         1 Wall Street, 22nd Floor
                                         New York, New York 10286

                                    Lending Office for Loans other than Base
                                       Rate Loans:

                                         The Bank of New York
                                         1 Wall Street, 22nd Floor
                                         New York, New York 10286

                                    Address for Notices:

                                         The Bank of New York
                                         1 Wall Street, 22nd Floor
                                         New York, New York 10286


                                                      and

                                         10990 Wilshire Boulevard
                                         Suite 1125
                                         Los Angeles, California  90024

                                    Attention:  Lorna Alleyne/Elizabeth T. Ying

                                    Telecopier No.:     212-635-6399
                                                        310-996-8667

                                    Telephone No.:      212-635-6737
                                                        310-996-8661

Commitment                               BANQUE NATIONAL DE PARIS
$25,000,000



                                        By
                                           Name:
                                           Title:



                                        By
                                           Name:
                                           Title:

                                        Lending Office for Base Rate Loans:

                                             Banque Nationale de Paris
                                             180 Montgomery Street
                                             San Francisco, CA 94104

                                        Lending Office for Loans other than Base
                                          Rate Loans:

                                             Banque Nationale de Paris
                                             180 Montgomery Street
                                             San Francisco, CA 94104

                                        Address for Notices:

                                             Banque National de Paris
                                             180 Montgomery Street
                                             San Francisco, CA 94104


                                        Attention:  William J. La Herran


                                        Telex No.:  RCA278900 (BNPSUR)

                                        Telecopier No.:  415-296-8954

                                        Telephone No.:  415-956-0707

Commitment                                  THE CHASE MANHATTAN BANK
$70,000,000                                 (NATIONAL ASSOCIATION)


                                            By
                                               Name:  Dennis L. Cogan
                                               Title:  Vice President

                                            Lending Office for all Loans:

                                                 The Chase Manhattan Bank
                                                   (National Association)
                                                 1 Chase Manhattan Plaza
                                                 New York, New York  10081

                                            Address for Notices:

                                                 The Chase Manhattan Bank
                                                   (National Association)
                                                 1 Chase Manhattan Plaza
                                                 New York, New York  10081

                                            Attention:  Monique Parker

                                            Telecopier No.:  212-552-1368

                                            Telephone No.:  212-552-5920

Commitment                                           CITICORP USA, INC.
$60,000,000


                                       By
                                          Name:
                                          Title:

                                       Lending Office for Base Rate Loans:

                                            Citicorp USA, Inc.
                                            399 Park Avenue
                                            New York, New York 10043

                                       Lending Office for Loans other than Base
                                         Rate Loans:

                                            Citicorp USA, Inc.
                                            399 Park Avenue
                                            New York, New York 10043

                                       Address for Notices:

                                            Citicorp USA, Inc.
                                            399 Park Avenue
                                            New York, New York 10043


                                       Attention:  James Lee/Peter C. Bickford

                                       Telecopier No.:  212-371-6309

                                       Telephone No.:  212-559-8146/4412

Commitment                            COMMERZBANK AG, LOS ANGELES
$70,000,000                           BRANCH



                                      By
                                         Name:
                                         Title:



                                      By
                                         Name:  Werner Schmidbauer
                                         Title:  Vice President

                                      Lending Office for Base Rate Loans:

                                           Commerzbank AG, Los Angeles Branch
                                           660 So. Figueroa, Suite 1450
                                           Los Angeles, CA 90017

                                      Lending Office for Loans other than Base
                                        Rate Loans:

                                           Commerzbank AG, Los Angeles Branch
                                           660 So. Figueroa, Suite 1450
                                           Los Angeles, CA 90017

                                      Address for Notices:

                                           Commerzbank AG, Los Angeles Branch
                                           660 So. Figueroa, Suite 1450
                                           Los Angeles, CA 90017


                                      Attention:  Werner Schmidbauer/Edna Youna


                                      Telex No.:  678338 CBKLA UI

                                      Telecopier No.:  213-623-0039

                                      Telephone No.:  213-623-8223/5419

Commitment                            CAISSE NATIONALE DE
$30,000,000                            CREDIT AGRICOLE



                                      By
                                         Name:
                                         Title:

                                      Lending Office for Base Rate Loans:

                                           Caisse Nationale de Credit Agricole
                                           55 East Monroe Street, Suite 4700
                                           Chicago, Illinois 60603

                                      Lending Office for Loans other than Base
                                        Rate Loans:

                                           Caisse Nationale de Credit Agricole
                                           55 East Monroe Street, Suite 4700
                                           Chicago, Illinois 60603

                                      Address for Notices:

                                           Caisse Nationale de Credit Agricole
                                           55 East Monroe Street, Suite 4700
                                           Chicago, Illinois 60603


                                      Attention:  Kathleen Martens


                                      Telex No.:  190063 AGRICOUT

                                      Telecopier No.:  312-372-4421

                                      Telephone No.:  312-917-7444/7420

Commitment                         CREDIT LYONNAIS , SAN FRANCISCO
$70,000,000                          BRANCH AND/OR CREDIT LYONNAIS,
                                     CAYMAN ISLAND BRANCH


                                  By
                                     Name:
                                     Title:

                                  Lending Office for Base Rate Loans:

                                       Credit Lyonnais, San Francisco Branch
                                       c/o 3 Embarcadero Center, Suite 1640
                                       San Francisco, California 94111

                                  Lending Office for Loans other than Base
                                    Rate Loans:

                                       Credit Lyonnais, San Francisco Branch
                                       3 Embarcadero Center, Suite 1640
                                       San Francisco, California 94111

                                  Address for Notices:

                                       Credit Lyonnais, San Francisco Branch
                                       3 Embarcadero Center, Suite 1640
                                       San Francisco, California 94111


                                  Attention:  William J. Fischer/
                                                    Christiane Balouny

                                  Telecopier No.:  415-956-7008

                                  Telephone No.:  415-956-7002

Commitment                            CREDIT SUISSE
$70,000,000

                                       By
                                          Name:
                                          Title:



                                       By
                                          Name:
                                          Title:

                                       Lending Office for Base Rate Loans:

                                            Credit Suisse
                                            633 West Fifth Street, 64th Floor
                                            Los Angeles, CA 90071

                                       Lending Office for Loans other than Base
                                         Rate Loans:

                                            Credit Suisse
                                            633 West Fifth Street, 64th Floor
                                            Los Angeles, CA 90071

                                       Address for Notices:

                                            Credit Suisse
                                            633 Fifth Street, 64th Floor
                                            Los Angeles, CA 90071


                                       Attention:  Rita Asa


                                       Telex No.:  67227 (CREDSUIS)

                                       Telecopier No.:  213-955-8245

                                       Telephone No.:  213-955-8284

Commitment                      THE DAI-ICHI KANGYO BANK, LTD.,
$20,000,000                       CHICAGO BRANCH


                                By
                                    Name:
                                    Title:

                                 Lending Office for Base Rate Loans:

                                      The Dai-Ichi Kangyo Bank, Ltd., Chicago
                                        Branch
                                      10 South Wacker Drive, 26th floor
                                      Chicago, Il 60606

                                 Lending Office for Loans other than Base Rate
                                   Loans:

                                      The Dai-Ichi Kangyo Bank, Ltd., Chicago
                                        Branch
                                      10 South Wacker Drive, 26th floor
                                      Chicago, Il 60606

                                 Address for Notices:

                                      The Dai-Ichi Kangyo Bank, Ltd., Chicago
                                        Branch
                                      10 South Wacker Drive, 26th floor
                                      Chicago, Il 60606

                                 Attention:   John Sneed,
                                              Kathy Oczko:  Corporate Banking

                                 Telecopier No.:  312-876-2011

                                 Telephone No.:  312-715-6362

Commitment                           DEUTSCHE BANK AG,
$70,000,000                          NEW YORK AND/OR CAYMAN ISLANDS
                                     BRANCHES

                                    By
                                       Name:
                                       Title:



                                    By
                                       Name:
                                       Title:

                                    Lending Office for Base Rate Loans:

                                         Deutsche Bank AG,
                                         New York Branch
                                         31 West 52nd Street
                                         New York, New York 10019

                                    Lending Office for Loans other than Base
                                      Rate Loans:

                                         Deutsche Bank AG
                                         Cayman Islands Branch
                                         31 West 52nd Street
                                         New York, New York 10019

                                    Address for Notices:

                                         Deutsche Bank AG
                                         New York and/or Cayman Islands Branches
                                         31 West 52nd Street
                                         New York, New York 10019


                                    Attention:  CFS, Cheryl Mandelbaum


                                    Telex No.:  429166/DEUT BK NY

                                    Telecopier No.:  212-474-7880

                                    Telephone No.:  212-474-8426

Commitment                            THE FUJI BANK, LIMITED,
$55,000,000                             SAN FRANCISCO AGENCY


                                       By
                                          Name:
                                          Title:

                                       Lending Office for Base Rate Loans:

                                            The Fuji Bank, Limited,
                                            San Francisco Agency
                                            601 California, Suite 500
                                            San Francisco, CA 94108

                                       Lending Office for Loans other than Base
                                         Rate Loans:

                                            The Fuji Bank, Limited,
                                            San Francisco Agency
                                            601 California, Suite 500
                                            San Francisco, CA 94108

                                       Address for Notices:

                                            The Fuji Bank, Limited,
                                            San Francisco Agency
                                            601 California, Suite 500
                                            San Francisco, CA 94108


                                       Attention:  Suzanne Stitt


                                       Telex No.:  176087 FUJIBK SFO

                                       Telecopier No.:  415-362-4613

                                       Telephone No.:  415-296-5443

Commitment                          THE INDUSTRIAL BANK OF JAPAN,
$50,000,000                          LIMITED, LOS ANGELES AGENCY


                                     By
                                        Name:
                                        Title:

                                     Lending Office for Base Rate Loans:

                                     The Industrial Bank of Japan, Limited,
                                     Los Angeles Agency
                                     350 South Grand Avenue, Suite 1500
                                     Los Angeles, CA 90071

                                     Lending Office for Loans other than Base
                                       Rate Loans:

                                     The Industrial Bank of Japan, Limited,
                                     Los Angeles Agency
                                     350 South Grand Avenue, Suite 1500
                                     Los Angeles, CA 90071

                                     Address for Notices:

                                     The Industrial Bank of Japan, Limited,
                                     Los Angeles Agency
                                     350 South Grand Avenue, Suite 1500
                                     Los Angeles, CA 90071

                                     Attention:  Charles Lilygren


                                     Telex No.:  6831123 KOGIN LSA

                                     Telecopier No.:  213-488-9840

                                     Telephone No.:  213-893-6444

Commitment                            NATIONSBANK OF TEXAS, N.A.
$70,000,000



                                       By
                                          Name:
                                          Title:

                                       Lending Office for Base Rate Loans:

                                            NationsBank of Texas, N.A.
                                            901 Main Street, 14th Floor
                                            Dallas, Texas 75202

                                       Lending Office for Loans other than Base
                                         Rate Loans:

                                            NationsBank of Texas, N.A.
                                            901 Main Street, 14th Floor
                                            Dallas, Texas 75202

                                       Address for Notices:

                                            NationsBank of Texas, N.A.
                                            901 Main Street, 14th Floor
                                            Dallas, Texas 75202

                                       Attention:  Greg Venker/Traci Vinson

                                       Telecopier No.:  214-508-0944

                                       Telephone No.:  214-508-0584

Commitment                           FLEET BANK, N.A.
$25,000,000



                                     By
                                        Name:
                                        Title:

                                     Lending Office for Base Rate Loans:

                                          Fleet Bank, N.A.
                                          175 Water Street - 28th Floor
                                          New York, New York 10038

                                     Lending Office for Loans other than Base
                                        Rate Loans:

                                          Fleet Bank, N.A.
                                          175 Water Street - 28th Floor
                                          New York, New York 10038

                                     Address for Notices:

                                          Fleet Bank, N.A.
                                          175 Water Street - 28th Floor
                                          New York, New York 10038

                                     Attention:      Stephanie Wilson-Flaherty



                                     Telex No.:  12-7933

                                     Telecopier No.:  212-602-3323

                                     Telephone No.:  212-602-1931

Commitment                           PNC BANK, NATIONAL ASSOCIATION
$55,000,000



                                     By
                                        Name:
                                        Title:

                                     Lending Office for Base Rate Loans:

                                          PNC Bank, N.A.
                                          55 S. Lake Avenue, Suite 650
                                          Pasadena, California 91101

                                     Lending Office for Loans other than Base
                                        Rate Loans:

                                          PNC Bank, N.A.
                                          55 S. Lake Avenue, Suite 650
                                          Pasadena, California 91101

                                     Address for Notices:

                                          PNC Bank, N.A.
                                          55 S. Lake Avenue, Suite 650
                                          Pasadena, California 91101

                                     Attention:      Jeffry P. White
                                                     Pamela J. Fox

                                     Telecopier No.:  818-568-0653

                                     Telephone No.:  818-568-9326

Commitment                         SANWA BANK, LIMITED
$20,000,000                          ATLANTA AGENCY



                                   By
                                      Name:
                                      Title:

                                   Lending Office for Base Rate Loans:

                                        The Sanwa Bank, Limited
                                         Atlanta Agency
                                        133 Peachtree Street NE, Suite 4950
                                        Atlanta, Georgia 30303

                                   Lending Office for Loans other than Base
                                     Rate Loans:

                                        The Sanwa Bank, Limited
                                         Atlanta Agency
                                        133 Peachtree Street NE, Suite 4950
                                        Atlanta, Georgia 30303

                                   Address for Notices:

                                        The Sanwa Bank, Limited
                                         Atlanta Agency
                                        133 Peachtree Street NE, Suite 4950
                                        Atlanta, Georgia 30303

                                   Attention:      Raymond Hamilton
                                                   Kristy Mayo


                                   Telex No.:  4611830 SANWALT

                                   Telecopier No.:  404-589-1629

                                   Telephone No.:  404-586-8805

Commitment                           FLEET NATIONAL BANK
$15,000,000



                                     By
                                        Name:
                                        Title:

                                     Lending Office for Base Rate Loans:

                                          Fleet National Bank
                                          777 Main Street
                                          Hartford, Connecticut 06115

                                     Lending Office for Loans other than Base
                                       Rate Loans:

                                          Fleet National Bank
                                          777 Main Street
                                          Hartford, Connecticut 06115

                                     Address for Notices:

                                          Fleet National Bank
                                          777 Main Street
                                          Hartford, Connecticut 06115

                                     Attention:    David Albanesi/
                                                   Robert Meditz
                                                   Insurance Industry Dept.

                                     Telecopier No.:  860-986-1094

                                     Telephone No.:  860-986-5600

ADDITIONAL LENDERS




Commitment                            BANK OF NOVA SCOTIA
$20,000,000



                                      By
                                         Name:
                                         Title:

                                      Lending Office for Base Rate and LIBOR
                                        Loans:

                                           Bank of Nova Scotia
                                           600 Peachtree St., NE
                                           Suite 2700
                                           Atlanta, GA  30308

                                      Lending Office for Competitive Bid Loans:

                                           Bank of Nova Scotia
                                           1 Liberty Plaza
                                           New York, NY  10006

                                      Address for Notices:

                                           Bank of Nova Scotia
                                           600 Peachtree St., NE
                                           Suite 2700
                                           Atlanta, GA  30308

                                               and

                                           Chicago Representative Office
                                           Suite 3700
                                           181 W. Madison St.
                                           Chicago, IL  60602

                                      Attention:      J.T. Legista
                                                      Barbara Siatczynski

                                      Telex:  ITT 241791

                                      Telecopier No.:     312-201-4108
                                                          404-888-8998

                                      Telephone No.:      312-201-4113
                                                          404-877-1562

Commitment                            BANKERS TRUST COMPANY
$35,000,000





                                      By
                                         Name:
                                         Title:

                                      Lending Office for Base Rate Loans:

                                           Bankers Trust Company
                                           130 Liberty St. - 14th Fl.
                                           New York, N.Y.  10017

                                      Lending Office for Loans other than Base
                                        Rate Loans:

                                           Bankers Trust Company
                                           130 Liberty St. - 14th Fl.
                                           New York, N.Y.  10017

                                      Address for Notices:

                                           Bankers Trust Company
                                           130 Liberty St. - 14th Fl.
                                           New York, N.Y.  10017

                                      Attention:      James Morgan/
                                                      Cindy Berge O'Keefe

                                      Telecopier No.:  212-250-7351

                                      Telephone No.:  212-250-7466

Commitment                         THE FIRST NATIONAL BANK OF
$35,000,000                          CHICAGO





                                  By
                                     Name:
                                     Title:

                                  Lending Office for Base Rate Loans:

                                       The First National Bank of Chicago
                                       One First National Plaza
                                       Mail Suite 0085, 1-16
                                       Chicago, IL  60670-00085

                                  Lending Office for Loans other than Base Rate
                                     Loans:

                                       The First National Bank of Chicago
                                       One First National Plaza
                                       Mail Suite 0085, 1-16
                                       Chicago, IL  60670-00085

                                  Address for Notices:

                                       The First National Bank of Chicago
                                       One First National Plaza
                                       Mail Suite 0085, 1-16
                                       Chicago, IL  60670-00085

                                  Attention:  Paul T. Schultz/Lillian A. Arroyo

                                  Telecopier No.:  312-732-4033

                                  Telephone No.:  312-732-7074/2279

Commitment                             MELLON BANK, N.A.
$35,000,000



                                        By
                                           Name:
                                           Title:

                                        Lending Office for Base Rate Loans:

                                             Mellon Bank, N.A.
                                             Three Mellon Bank Center
                                             23rd Floor/Loan Administration
                                             Pittsburgh, PA  15259

                                       Lending Office for Loans other than Base
                                          Rate Loans:

                                             Mellon Bank, N.A.
                                             Three Mellon Bank Center
                                             23rd Floor/Loan Administration
                                             Pittsburgh, PA  15259

                                        Address for Notices:

                                             Mellon Bank, N.A.
                                             Three Mellon Bank Center
                                             23rd Floor/Loan Administration
                                             Pittsburgh, PA  15259

                                                 and:

                                             300 South Grand Ave., Suite 3800
                                             Los Angeles, CA  90071

                                        Attention:  Sean C. Gannon/Damon Carr

                                        Telecopier No.:     412-236-2028

                                        Telephone No.:      213-680-7280
                                                            412-234-1872

Commitment                            ROYAL BANK OF CANADA
$20,000,000




                                      By
                                         Name:
                                         Title:

                                      Lending Office for Base Rate Loans:

                                           Royal Bank of Canada
                                           Financial Square, 23rd Floor
                                           New York, NY  10005-3531

                                      Lending Office for Loans other than Base
                                        Rate Loans:

                                           Royal Bank of Canada
                                           Financial Square, 23rd Floor
                                           New York, NY  10005-3531

                                      Address for Notices:

                                           Royal Bank of Canada
                                           Financial Square, 23rd Floor
                                           New York, NY  10005-3531

                                      Attention: Manager, Credit Administration

                                      Telex No.:  MCI-62519 (Royal Bank)

                                      Telecopier No.:     212-428-2372

                                      Telephone No.:  212-428-6311

                                      and:

                                            Royal Bank of Canada
                                            Financial Square, 24th Floor
                                            New York, NY 10005-3531

                                      Attention: Gary R. Overton, Senior Manager

                                      Telecopier No.:  212-809-7468

                                      Telephone No.:      212-428-6277

Commitment                          THE SAKURA BANK, LIMITED
$20,000,000





                                    By
                                       Name:
                                       Title:

                                    Lending Office for Base Rate Loans:

                                         The Sakura Bank, Limited
                                         277 Park Ave., 45th Floor
                                         New York, NY  10172

                                    Lending Office for Loans other than Base
                                      Rate Loans:

                                         The Sakura Bank, Limited
                                         277 Park Ave., 45th Floor
                                         New York, NY  10172

                                    Address for Notices:

                                         The Sakura Bank, Limited
                                         277 Park Ave., 45th Floor
                                         New York, NY  10172

                                    Attention:  Rebecca Sell

                                    Telecopier No.:  212-888-7651

                                    Telephone No.:  212-756-6817



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Commitment                           SWISS BANK CORPORATION
$20,000,000                          NEW YORK BRANCH






                                     By
                                        Name:
                                        Title:

                                     Lending Office for Base Rate Loans:

                                          Swiss Bank Corporation
                                          New York Branch
                                          P.O. Box 395
                                          Church St. Station
                                          New York, NY  10008

                                     Lending Office for Loans other than Base
                                       Rate Loans:

                                          Swiss Bank Corporation
                                          New York Branch
                                          P.O. Box 395
                                          Church St. Station
                                          New York, NY  10008

                                     Address for Notices:

                                          Swiss Bank Corporation
                                          New York Branch
                                          P.O. Box 395
                                          Church St. Station
                                          New York, NY  10008

                                     Attention:  Dominick Schiavo

                                     Telecopier No.:  212-574-3888

                                     Telephone No.:  212-574-3072

Commitment                            MORGAN GUARANTY TRUST COMPANY
$35,000,000                             OF NEW YORK






                                      By
                                         Name:
                                         Title:

                                      Lending Office for Base Rate Loans:

                                           Morgan Guaranty Trust Company
                                             of New York
                                           c/o J.P. Morgan Services Inc.
                                           500 Stanton Christiana Road
                                           Newark, DE 19713

                                      Lending Office for Loans other than Base
                                        Rate Loans:

                                           Morgan Guaranty Trust Company
                                             of New York
                                           c/o J.P. Morgan Services Inc.
                                           500 Stanton Christiana Road
                                           Newark, DE 19713

                                      Address for Notices:

                                           Morgan Guaranty Trust Company
                                             of New York
                                           c/o J.P. Morgan Services Inc.
                                           500 Stanton Christiana Road
                                           Newark, DE 19713

                                      Attention:  Robert S. Kearns

                                      Telex No.:  177425 (MEDEL UT)

                                      Telecopier No.:  302-634-1092

                                      Telephone No.:  302-634-4203